Exhibit 10.3

Execution Version

LIMITED WAIVER AND AMENDMENT

THIS LIMITED WAIVER AND AMENDMENT (this “Waiver”) is made and entered into effective as of September 30, 2019 (the “Waiver Effective Date”) by and among Bristow Group Inc. (the “Company”), a Delaware corporation and the ultimate parent of each of the Debtors (as defined in the Backstop Commitment Agreement (as defined herein)), on behalf of itself and each of the other Debtors, on the one hand, and each of the Commitment Parties (as defined in the Backstop Commitment Agreement) set forth on the signature pages to this Waiver, on the other hand.

WITNESSETH

WHEREAS, reference is made to that certain Backstop Commitment Agreement, dated as of July 24, 2019, by and among the Company, on behalf of itself and each of the other Debtors, on the one hand, and each Commitment Party (as defined therein), on the other hand (as amended, the “Backstop Commitment Agreement”);

WHEREAS, Section 6.5 (Financial Information) of the Backstop Commitment Agreement requires the Company, during the Pre-Closing Period, to deliver to the counsel and financial advisors to each Ad Hoc Group, and to each Commitment Party that so requests, all Financial Reports required to be delivered to the DIP Agent under the DIP Credit Agreement;

WHEREAS, the deadline for compliance with the requirement to deliver the Financial Reports to the DIP Agent under the DIP Credit Agreement has been extended to (i) October 31, 2019 for the financial statements relating to the fiscal year ended March 31, 2019 (the “Annual Financials”) and (ii) December 31, 2019 for the financial statements relating to each of the fiscal quarters ended June 30, 2019 and September 30, 2019 (the “Quarterly Financials”);

WHEREAS, Section 10.7 (Waivers and Amendments) of the Backstop Commitment Agreement provides that certain terms and conditions of the Backstop Commitment Agreement, including the terms and conditions of Section 6.5 of the Backstop Commitment Agreement, may be waived by a written instrument executed by the Requisite Commitment Parties and may be amended by a written instrument signed by the Company and the Requisite Commitment Parties;

WHEREAS, the Commitment Parties set forth on the signature pages to this Waiver constitute the Requisite Commitment Parties; and

WHEREAS, the Company is requesting that the Requisite Commitment Parties, on behalf of the Commitment Parties, amend the requirements of Section 6.5 of the Backstop Commitment Agreement with respect to the delivery of the Annual Financials for the fiscal year ended March 31, 2019 and the Quarterly Financials for the fiscal quarters ended June 30, 2019 and September 30, 2019 such that the deadline under the Backstop Commitment Agreement for delivery of such Annual Financials shall be October 31, 2019 and the deadline under the Backstop Commitment Agreement for delivery of such Quarterly Financials shall be December 31, 2019 (or, in each case, such earlier date as such Financial Reports are provided to the DIP Agent under the DIP Credit Agreement);

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Backstop Commitment Agreement.

2. Amendment and Consent.

(a) The Requisite Commitment Parties, on behalf of the Commitment Parties, hereby irrevocably amend the deadline under the Backstop Commitment Agreement with respect to the delivery of the Annual Financials for the financial statements relating to the fiscal year ended March 31, 2019 and the Quarterly Financials for the fiscal quarters ended June 30, 2019 and September 30, 2019 and agree that the deadline for the Company to deliver the Financial Reports pursuant to Section 6.5 of the Backstop Commitment Agreement shall be (i) October 31, 2019 for such Annual Financials (or such earlier date as such Financial Reports are provided to the DIP Agent under the DIP Credit Agreement) and (ii) December 31, 2019 for such Quarterly Financials (or such earlier date as such Financial Reports are provided to the DIP Agent under the DIP Credit Agreement).

(b) The amendment set forth in this Section 2 shall take effect as of the Waiver Effective Date.

3. Effect of Waiver. Except as set forth expressly herein, all terms of the Backstop Commitment Agreement shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the parties to the Backstop Commitment Agreement. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Party under the Backstop Commitment Agreement, nor constitute a waiver of any other provision of the Backstop Commitment Agreement, except as expressly provided herein.

4. Miscellaneous. The provisions of Article X of the Backstop Commitment Agreement, as applicable, are incorporated herein to this Waiver, mutatis mutandis, by reference as if fully set forth herein.

[Signature Pages Follow]

2